Exhibit 99.1

Idera Pharmaceuticals 2019 JMP Securities Life Sciences Conference June 2019

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included or incorporated in this presentation, including statements regarding the Company's strategy, future operations, collaborations, intellectual property, cash resources, financial position, future revenues, projected costs, prospects, plans, and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," "continue," "will," and "would" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Idera cannot guarantee that it will actually achieve the plans, intentions or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company's forward-looking statements. There are a number of important factors that could cause Idera's actual results to differ materially from those indicated or implied by its forward-looking statements. Factors that may cause such a difference include: whether interim results from a clinical trial will be predictive of the final results of the trial, whether results obtained in preclinical studies and clinical trials will be indicative of the results that will be generated in future clinical trials, including in clinical trials in different disease indications; whether products based on Idera's technology will advance into or through the clinical trial process on a timely basis or at all and receive approval from the United States Food and Drug Administration or equivalent foreign regulatory agencies; whether, if the Company's products receive approval, they will be successfully distributed and marketed; and such other important factors as are set forth under the caption "Risk Factors" in the Company's Annual Report filed on Form 10-K for the period ended December 31, 2018. While Idera may elect to do so at some point in the future, the Company does not assume any obligation to update any forward-looking statements and it disclaims any intention or obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. Forward Looking Statements and Other Important Cautions

Creating the Long-term Value of Idera Tilsotolimod Business Development 2 Priorities Drug Development Know-How Commercial Expertise Proven BD Acumen

Injecting a New Solution to Advance Cancer Immunotherapy 4 Near Term Value Growth Led by Tilsotolimod Pursuit of Orphan Indications Compelling Clinical Outcomes Clinical Results and Expansion Pathway Bolstered by Translational Data

Tilsotolimod Strategic Development Program 5 Anti-PD-1 Relapsed / Refractory Metastatic Melanoma Explore Pre-clinical Studies ILLUMINATE 101 – Multiple Solid Tumor Types Translational Research – ILLUMINATE 101 and 204 Confirm ILLUMINATE 204 ILLUMINATE 301 Expand ILLUMINATE 206 – Additional Unmet Solid Tumor Types Investigator Sponsored Trials Clinical Collaborations / Partnerships

204 Study: Results to Date Imply Potential for Significant Improvement Over Standard of Care 6 tilsotolimod + ipilimumab (N=34)1 ipilimumab monotherapy post PD-1 (N=97)2 Best Overall Response Complete Response (CR) 8.8% (3) 3% Partial Response (PR) 23.5% (8) 10% Stable Disease (SD) 44.1% (15) 32% Progressive Disease (PD) 23.5% (8) 33% Unknown 0 23% Overall Response Rate (CR or PR) 32.4% (11) 13% Disease Control Rate (CR, PR, or SD) 76.5% (26) 45% Overall Response Rate per RECIST v1.1 29.4% (10)3 14% 1 34 of 37 subjects had at least 1 post-baseline disease assessment at time of data cut 2 Historical comparison (Long G et al. Society of Melanoma Research 2016 Congress. Boston, MA, USA: 2016) 3 One patient with an unconfirmed PR at the end of treatment visit progressed due to a new lesion at the 3-month follow-up disease assessment

204 Study: Percent (%) Change from Baseline in Injected and Uninjected Lesions 7 December 2018 Data Update

Illuminate 204 Trial Goals Achieved Established the recommended Phase 2 dose (RP2D) of 8mg tilsotolimod in combination with ipilimumab and pembrolizumab Provided proof of mechanism for tilso based on translational work from Phase 1 Rapid, within 24 hours, induction of IFNα Responses in tumors not expected to respond to ipilimumab alone based on HLA-ABC low baseline expression Provided clinical proof of concept with ORR ~30% vs historic control of 10-16% Final data expected 4th Quarter 2019 8 Illuminate 204 Trial enrollment completed February 2019. 52 patients dosed.

ILLUMINATE-301 Registrational Trial – Target Enrollment Completion Expected 4th Quarter 2019 9 ipilimumab 3 mg/kg Q3 wks for 4 doses ipilimumab (same, beginning wk 2) + tilsotolimod wks 1, 2, 3, 5, 8, 11, 16, 20, 24 Unresectable or metastatic melanoma w/ confirmed radiologic progression on or after a PD-1 inhibitor >21d from most recent aPD-1 and no intervening systemic treatment No prior ipi (except adjuvant) Ocular melanoma excluded Primary endpoint family: OS ORR (RECIST v1.1) No cross-over N~300 * More information about ILLUMINATE-301 can be found at www.clinicaltrials.gov #NCT03445533

Introduction of Intratumoral Tilsotolimod Induces Similar TME Response Across Tumor Types 10 © 2018 Idera N = 15 pairs Melanoma Multiple Solid Tumors

ILLUMINATE 206 Initial Expansion Beyond Melanoma Squamous Cell Carcinoma of the Head and Neck (SCCHN) Broad Effort to Determine Appropriate First Tumor Types for Expansion 11 Colorectal Cancer (MSS-CRC) SCCHN & MSS-CRC Competitive Analysis Translational Data KOL Feedback Potential Partner Feedback

# ILLUMINATE 206: Initial Expansion Beyond Melanoma

## Triple Combination Therapy in Orphan Indications of Significant Unmet Need

### Squamous Cell Carcinoma of the Head and Neck (SCCHN)

- ~55,000 new cases with 12,000 deaths in the US annually
  - Immunotherapy naïve SCCHN
  - Immunotherapy progressing SCCHN





### Colorectal Cancer (MSS-CRC)

- ~135,500 new cases with ~50,000 deaths.
- Of total CRC cases, MSS represents 80-85% (and a higher proportion of deaths)
- MSS-CRC, Chemo refractory, immunotherapy naïve

Additional indications/I-O combinations can be added

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© 2019 Idera

ILLUMINATE 206 Further Advancing Tilsotolimod Into Underserved Patient Populations 13 Initiation Anticipated 2H 2019 1 ASCO 2018, Cancer.net; 2 Fightcolorectalcancer.org 2018 Illuminate 301 91,000 in the US diagnosed with melanoma each year1 9,300 deaths in the US attributed to melanoma1 Options following anti PD-1 therapy are limited Illuminate 206: SCCHN 64,000 in the US diagnosed with SCHNC each year1 13,700 deaths in the US attributed to SCHNC1 Low I/O benefit post chemotherapy Illuminate 206: MSS-CRC 140,000 in the US diagnosed with CRC each year1, 85% are MSS2 50,600 deaths in the US attributed to CRC11 No I/O options anticipated in near future

Building for Sustainable Growth Leveraging Business Development to Generate Additional Growth Management Track Record Focused Screening

Leveraging Management’s Track Record and Expertise Built ViroPharma, an international rare disease company with over $500 million in annual sales at time of being acquired Successfully commercialized products in the US in areas not initially well-appreciated by the investment community Built a multi-product European business Completed numerous deals, both commercial and pipeline, that shaped the foundation and the future of the company Demonstrated a strong track record of resilience 15

Focused Business Development Screening Underserved rare disease patient populations Clinical data demonstrating proof of concept Efficient commercial infrastructure requirements Misunderstood or mismanaged commercial assets with potential for near-term cash flow Clinical or Commercial Rare Disease Assets 16 Portfolio Expansion

Financials and Capital Structure Updates Completed Q1 2019 with $59.9M cash Expected cash runway into Q2 2020 Approximately 27M shares outstanding $35M Common Stock Purchase Agreement with Lincoln Park Capital (LPC) ATM in place to raise up to $50M 17

Critical Growth Catalysts in 2019 ILLUMINATE 204 Final Data ILLUMINATE 206 Initiation and Execution ILLUMINATE 101 Translational Data ILLUMINATE 301 Completion of Enrollment Tilsotolimod 18 Corporate Potential Execution of Business Development Deal Potential Partnerships/Collaborations - tilsotolimod